Exhibit 10.3 THIS RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”) is made and entered into as of ________________, between Healthcare Realty Trust Incorporated (the “Company”) and __________________ (“Officer”), under the terms of the Company’s Executive Incentive Program, adopted under the 2015 Stock Incentive Plan (together, the “Plan”). WHEREAS, Officer is a duly elected officer of the Company; WHEREAS, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) has decided that the Officer should be granted restricted stock units on the terms and conditions set forth below; and NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby affirmed, the parties hereto agree to the following: 1. Grant of Restricted Stock Units. Subject to the terms of this Agreement, the Company hereby grants to the Officer a target award (the “Award”) of _____ restricted stock units (the “RSUs”) with respect to the performance period beginning on ______, 20__ and ending on ____, 20__ (the “Performance Period”). For the purposes of this Agreement and the Plan, an RSU is a non-voting unit of measurement which is deemed to be equivalent to one outstanding share of the Company’s common stock. RSUs shall be used solely as a means to determine the payment, if any, to be paid to Officer if and when such RSUs vest pursuant to Section 2 of this Agreement. RSUs shall not be treated as property or as a trust fund of any kind. The Award is subject to all the terms and conditions set forth in this Agreement, the terms of any employment agreement between the Company and Officer (the “Employment Agreement”), the Plan, as amended and/or superseded, and any applicable rules and policies adopted by the Compensation Committee (including, without limitation, any “clawback” rule or policy), and any provisions of applicable law or regulation including any rules promulgated by the New York Stock Exchange. For the sake of clarity, the Award shall deemed to be an “award under the Incentive Plans” and “equity compensation under the Incentive Plans” as those phrases are used in the Employment Agreement. 2. Vesting. The number of RSUs ultimately earned and vested under the Award shall be determined in accordance with Exhibit A hereto based on whether the Company has attained the pre-established goals during the Performance Period. The determination as to whether and to what extent the Company has attained the performance goals on Exhibit A shall be made by the Compensation Committee no later than 60 days following the end of the Performance Period. Except with respect to Section 8 of this Agreement, the RSUs shall not be deemed vested pursuant to any other provision of this Agreement earlier than the date that the Compensation Committee makes such determination. 3. No Rights as a Shareholder. This Agreement shall confer no rights as a shareholder of the Company, no dividend rights (except as provided in Section 4 of this Agreement), nor any voting rights with respect to RSUs or any shares of common stock in the Company underlying or issuable in respect of such RSUs until any such shares are actually issued and held of record by Officer. 4. Dividend Equivalent Rights. Subject to vesting as provided in this Agreement, the Officer shall have the right to receive, with respect to each RSU, an amount equal to the amount of any dividend paid by the Company on a share of the Company’s common stock as to which the related record date occurs on or after the first day of the Performance Period and before the date on which the RSU is settled and common shares or shares of restricted stock are issued pursuant to Section 7 of this Agreement (a “Dividend Equivalent Right”). Any Dividend Equivalent Right credited with respect to an outstanding RSU that does not vest pursuant to this Agreement shall immediately terminate upon the forfeiture of such RSU, and the Officer shall not be entitled to any payment with respect thereto. In the case of Dividend Equivalent Rights credited with respect to an outstanding RSU that vests, the Dividend Equivalent Rights will be paid to the Officer in cash, without interest, as soon as practicable after the Compensation

2 Committee determines the vesting, but not later than 60 days following the end of the Performance Period. 5. No Right to Continuation of Service. The granting of the Award hereunder shall not be construed as granting to the Officer any right to continue as an officer or in any other relationship with the Company. The right of the Company to terminate Officer’s service at any time, for any reason, with or without cause, is specifically reserved. 6. Restrictions on Transfer. Neither the Award, nor any interest therein may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Company, or (b) transfers by will or the laws of descent and distribution. 7. Timing and Manner of Payment. [Alternative provisions]: For RSUs settled in shares of restricted stock before award vesting: [As soon as administratively practical following the determination of actual performance by the Compensation Committee (and in all events no later than 60 days after the end of the Performance Period), the Company shall deliver to the Officer a number of shares of restricted stock to be issued in book entry form and registered in the name of the Officer equal to the number of RSUs subject to the Award that would vest in accordance with Section 2 (the “Restricted Shares”). The Restricted Shares will remain subject to a substantial risk of forfeiture and will become fully vested following the completion of a “Restricted Period” that commenced on ______, 20__ and ends on the earlier of: (i) ________, 20__; (ii) The Officer’s Termination Other Than For Cause or Constructive Termination (as such terms are defined in the Employment Agreement); (iii) The Officer’s Termination Upon a Change in Control (as defined in the Employment Agreement); or (iv) The Officer’s death or Termination by Reason of Disability (as defined in the Employment Agreement). In the event that Officer’s services to the Company terminate prior to the end of the Restricted Period, the Officer shall immediately forfeit all rights in the Restricted Shares. Except as expressly provided herein or in the Employment Agreement, the Restricted Shares shall be subject to the terms of the Plan. In the event of an inconsistency between this Agreement, the Employment Agreement and the Plan, this Agreement shall be controlling. Unless and until the Restricted Shares are forfeited, the Officer shall be considered a shareholder of the Company with respect to all such Restricted Shares that have not been forfeited and shall have rights appurtenant thereto, including the right to vote or consent to all matters that may be presented to the shareholders of the Company and to receive all dividends and other distributions paid on such Restricted Shares. If any dividends or distributions are paid in common stock, such common stock shall be subject to the same restrictions as the Restricted Shares with respect to which it was paid. The granting of the Restricted Shares hereunder shall not be construed as granting to the Officer any right to continue as an officer or in any other relationship with the Company. The right of the Company to terminate Officer’s service at any time, for any reason, with or without cause, is specifically reserved. For RSUs settled in shares of Common Stock: [As soon as administratively practical following the determination of vesting by the Compensation Committee (and in all events no later than 60 days after the end of the Performance Period), the Company shall deliver to the Officer a number of shares of common stock (either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Company in its discretion) equal to the number of RSUs subject to the Award that vest in accordance with Section 2; provided, however, that in the event that the vesting and payment of the RSUs is triggered by the Officer’s “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h)) and the Officer is a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i)) on

3 the date of such separation from service, the Officer shall not be entitled to any payment of the RSUs until the earlier of (a) the date which is six months after the Officer’s separation from service with the Company for any reason other than death, or (b) the date of the Officer’s death, if and to the extent such delay in payment is required to comply with Section 409A of the Code. The Company’s obligation to deliver shares of common stock or otherwise make payment with respect to vested RSUs is subject to the condition precedent that the Officer or other person entitled under the Plan to receive any shares with respect to the vested RSUs deliver to the Company any representations or other documents or assurances that the Company may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements. The Officer shall have no further rights with respect to any RSUs that are paid or that terminate pursuant to this Agreement.] For RSUs settled in shares of Common Stock subject to a post-vesting holding period: [As to any shares of common stock acquired by Officer in payments of the RSUs that vest pursuant to this Agreement, the Officer agrees that the Officer will not sell, pledge, assign, hypothecate, transfer or otherwise dispose of such shares prior to the date that is one year after the last day of the Performance Period. The restrictions set forth in this paragraph shall (i) not apply to any shares withheld by the Company to satisfy tax withholding obligations contemplated by Section 10; (ii) not apply to any shares sold by Officer to satisfy any tax liability arising from the vesting of the RSUs (to the extent that such tax liability exceeds the withholding amounts applicable to such vesting); (iii) not apply to any transfer of shares made without consideration (or for nominal consideration) to a “family member” (as such term is defined in the SEC General Instructions to a Registration Statement on Form S-8) of the Officer solely for purposes of estate or tax planning, and provided the transfer restrictions continue in effect after any such transfer; (iv) lapse upon Officer’s death or disability; and (v) not apply to any vesting under Section 8.] 8. Termination of Employment. In the event of Officer’s termination of employment, vesting of RSUs shall be governed by the Employment Agreement. If the event of termination results in a vesting of outstanding equity awards under the Employment Agreement, the RSUs will immediately vest upon termination and the Officer will be entitled to the number of shares of common stock that Officer would have received had the RSUs vested at the “Target” level set forth on Exhibit A, along with any Dividend Equivalent Rights accrued through the date of termination. If the event of termination would not result in vesting of outstanding equity awards under the Employment Agreement, the RSUs shall be automatically terminated and cancelled in full, effective as of the date of termination of employment and this Agreement shall be null and void and of no further force and effect. 9. Tax Withholding. Upon vesting of (i) any RSUs or any distribution of shares of Common Stock in respect of the RSUs, or (ii) Restricted Shares, the Company shall reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of whole shares, valued at their then fair market value, to satisfy any withholding obligations of the Company with respect to such distribution of shares; provided, however, that in the event that the Company cannot legally satisfy such withholding obligations by such reduction of shares, or in the event of a cash payment or any other withholding event in respect of the RSUs, the Company shall be entitled to require a cash payment by or on behalf of the Officer and/or to deduct from other compensation payable to the Officer any sums required by federal, state or local tax law to be withheld with respect to such distribution or payment. 10. Miscellaneous. (i) Incorporation of Plan. Except as specifically provided herein, this Agreement is and shall be in all respects subject to the terms and conditions of the Plan, a copy of which the Officer acknowledges receiving prior to the execution of this Agreement and the terms of which are incorporated by reference. (ii) Captions. The captions and section headings used herein are for convenience only, shall not be deemed a part of this Agreement and shall not in any way restrict or modify the context or substance of any section or paragraph of this Agreement. (iii) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland without regard to its conflicts of laws rules.

4 (iv) Defined terms. All capitalized terms not defined herein shall have the meanings set forth in the Plan or the Employment Agreement, as applicable, unless a different meaning is plainly required by the context. (v) Amendments. The parties may only amend this Agreement by a written instrument signed by both parties. IN WITNESS WHEREOF, the undersigned officer of the Company and the Officer have executed this instrument as of _______________. By: ____________________________________ Name: _________________________________ Title: __________________________________ _______________________________________ [Officer]

5 EXHIBIT A [Insert Schedule of Targets for Award]